SUB ITEM 77D

Massachusetts Investors Growth Stock Fund added disclosure into the Statement of Additional Information regarding Short Sale limitations as described in Post-Effective Amendment No. 75 to the Registration statement on Form N-1A (File Nos. 2-14677 and 811-859), filed with the Securities and Exchange Commission via EDGAR on March 28, 2003, under Rule 485 under the Securities Act of 1933. Such description is hereby incorporated by reference.